AURA SYSTEMS, INC.
                             a Delaware corporation

                             SUBSCRIPTION AGREEMENT


                  THE SECURITIES WHICH ARE BEING SUBSCRIBED FOR HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), IN RELIANCE UPON CERTAIN EXEMPTIONS FROM REGISTRATION PROVIDED IN THE ACT AND THE RULES AND REGULATIONS THERETO, NOR HAVE SUCH SECURITIES BEEN REGISTERED OR QUALIFIED UNDER ANY STATE'S SECURITIES LAWS. ACCORDINGLY, IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF SUCH SECURITIES UNLESS (1) SUCH SECURITIES ARE SUBSEQUENTLY REGISTERED OR QUALIFIED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR EXEMPTIONS THEREFROM ARE AVAILABLE, AND (2) THE PROPOSED SALE OR TRANSFER WILL NOT
                  CONSTITUTE A VIOLATION OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.



         This Subscription Agreement by the undersigned ("Subscriber") is for shares ("Shares") of Common Stock of Aura Systems, Inc. ("Aura" or the "Company"), a Delaware corporation.

         1. Purchase and Sale of Shares. Subject to the terms and conditions set forth in this Agreement, the Company covenants and agrees to sell to Subscriber on the Closing Date (as hereinafter defined) the Shares, and Subscriber agrees to purchase from the Company, on the Closing Date, the number of Shares set forth below, for the purchase price of Two Dollars ($2.00) per Share. Subscriber shall pay the full subscription price upon execution of this Agreement by delivering good funds by wire transfer in United States Dollars an escrow account for the Offering proceeds (the "Escrow Account") maintained by the Law Offices of Guzik & Associates ("Escrow Agent"), 1800 Century Park East, Fifth Floor, Los Angeles, California 90067-1501, or by check payable to "Guzik & Associates - Escrow Account." The subscription price shall be wired by Subscriber to the Escrow Account at Wells Fargo Bank, N.A., San Francisco, California, U.S.A., ABA No. 121 000 248, Account No. 0765-053426.

         2. Closing Instructions to Escrow Agent. The closing of the purchase and sale of the Shares pursuant to Section 1 hereof shall take place at Wells Fargo Bank, N.A., San Francisco, California, U.S.A., ABA No. 121 000 248, Account No. 0765-053426 on the date (the "Closing" or the "Closing Date") the following conditions are fulfilled:

                  (a) Conditions to Subscriber's Obligation to Close. The obligation of the Subscriber to purchase the Shares offered by the Company are conditioned on the fulfillment or waiver by Subscriber of the following on or prior to the Closing Date:

          (i) the execution and delivery by the Company of this Agreement and the Escrow Agreement in the form attached hereto as Exhibit A;


         (ii) the Company shall have received and accepted proceeds from Subscribers in this Offering of $300,000.

                           (iii) The Company shall have closed the transactions contemplated by the Settlement Agreement and Release of Claims dated March 6, 2000, as amended or supplemented from time to time, by and between the Company and The Isosceles Fund Limited.

                  (b) Conditions to the Company's Obligation to Close. The obligation of the Company to sell the Shares offered hereunder is conditioned on the fulfillment or waiver by the Company of the following on or prior to the Closing Date:

                    (i) the  execution  and delivery by the  Subscriber  of this
               Agreement and the Escrow Agreement in the form attached hereto as Exhibit A;


         (ii) the Company shall have received and accepted proceeds from Subscribers in this Offering of $300,000.

                           (iii) The Company shall have closed the transactions contemplated by the Settlement Agreement and Release of Claims dated March 6, 2000, as amended or supplemented from time to time, by and between the Company and The Isosceles Fund Limited.


                  (c) Instructions to Escrow Agent. The Company and the Subscriber hereby instruct the Escrow Agent as follows: On the Closing Date the Escrow Agent shall release payment of the Subscription proceeds to the Company and the Company shall cause the Escrow Agent to deliver the Shares to Subscriber at the address set forth in this Agreement. If the Closing Date shall not have occurred for any reason by March 17, 2000, the Company shall cause the Escrow Agent to return Subscriptions proceeds plus accrued interest to Subscriber promptly upon termination of the Offering.

                  3.                [Intentionally Omitted]

                  4. Warranties of the Subscriber. The Subscriber represents and warrants as follows (for persons subscribing jointly, the representations and warranties set forth below are true as to all such persons. For revocable trusts, the representations and warranties set forth below are also true as to each grantor of the trust. For corporations, partnerships, trusts and other entities formed specifically to invest in Aura (including any entity in which any one of the beneficial owners may elect not to participate in the investment) the representations and warranties set forth below are also true as to every person having a beneficial interest in such corporation, partnership, trust or other entity):

(a) The Subscriber is acquiring the Shares for his own account (or if the Subscriber is a trustee, an agent subscribing for a corporation or other entity, or a partner subscribing for a partnership, for the account of the entity which is represented) for investment and not with a view to resale or distribution. He has not offered or sold any portion of his Shares and has no present intention of dividing his Shares with others or of reselling or otherwise disposing of any portion thereof either currently or after the passage of a fixed or determinable period of time or upon the occurrence of nonoccurrence of any predetermined event or circumstance.

(b) The Subscriber is aware that the Shares are speculative and that he may lose his entire investment and he can afford to bear the risks of an investment in Aura, including the risk of losing his entire investment.

(c) The Subscriber or his purchaser representative both:

                                    (1)     Have been provided an opportunity to
                                            obtain  information  concerning Aura
                                            and any other  relevant  matters  as
                                            Subscriber has requested; and

                                    (2)     Have been given the  opportunity  to
                                            ask questions of and receive answers
                                            from Aura  concerning  the terms and
                                            conditions  of the  offering  of the
                                            Shares.

(d) Subscriber has advised the Company that he is an "accredited investor" within the meaning of Regulation D of the Securities Act of 1933 and the Company is relying on this representation.

(e) The Subscriber is aware that he must bear the economic risk of his investment in Aura for an indefinite period of time because: (1) the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or qualified under the California Corporate Securities Law of 1968 or any other state securities laws, and therefore cannot be sold, assigned or otherwise disposed of unless appropriate exemptions from such registration or qualification requirements are available; and (2) Aura will place a legend on the certificates evidencing the Shares stating that the Securities have not been registered under the Act or any state securities laws and setting forth the limitations on resale contained above and Aura will also require that its registrar and transfer agent make a notation of such restrictions in its appropriate records. He further understands and agrees that Aura will not honor any attempt by him to sell, transfer of otherwise dispose of the Shares in the absence of either an effective Registration Statement and qualification under applicable Blue Sky laws or exemptions therefrom.

(f) The Subscriber acknowledges that a legend will be placed on any certificates or instruments evidencing the Shares substantially as set forth on the first page of this Subscription Agreement for as long as necessary to comply with the Act and applicable state securities laws.

(g) The Subscriber is over the age of twenty-one years (if an individual), and is knowledgeable and experienced with respect to investment matters such as a proposed purchase of Shares. He has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of this investment and has the capacity to protect his own interests in connection with this investment.

(h) The Subscriber agrees to indemnify and hold harmless Aura and its directors, officers, affiliates and agents from and against any and all losses, damages and liabilities (including, but not limited to, court costs and reasonable attorneys' fees) arising or resulting from, or attributable to, any breach of the representations and warranties set forth in this Paragraph or the fact that any of the representations, acknowledgements or understandings set forth in this Paragraph are untrue or without adequate factual basis to be considered true and not misleading.

(i) The Securities offered hereby were not offered to the Subscriber by way of general solicitation or general advertising.

(j) The Subscriber has adequate means of providing for his current needs and possible personal contingencies, and he has no need now, and anticipates no need in the foreseeable future, to sell this investment, and consequently, without limiting the generality of the foregoing, he is able to hold his securities for an indefinite period of time and has a sufficient net worth to sustain a loss of his entire investment in Aura in the event such loss should occur.

(k) The Subscriber has decided to subscribe to purchase the securities on the basis of his own independent investigation and has relied on no oral statements, representations or warranties as to the quality of the investment other than from his purchaser representative.

                  5. Warranties of the Company. The Company represents and warrants to, and agrees with, Subscriber that the Shares, when issued (i) will be free and clear of any security interests, liens, claims or other encumbrances other than restrictions upon transfer under applicable securities laws, (ii) will have been duly and validly authorized and delivered and will be valid and binding obligations of the Company, (iii) will not have been, individually and collectively, issued or sold in violation of any preemptive or other similar rights of the holders of any securities or obligations of the Company, and (iv) will not subject the Subscriber to personal liability by reason of being a shareholder.


                  6. Registration Rights. The Company agrees that within 120 days following the Closing Date the Company shall file a Registration Statement with the SEC covering the resale of the Common Stock purchased by Subscriber and shall use its best efforts to cause such Registration Statement to become and remain effective until such Shares may be sold without registration..

                  7. Applicable Law. This Subscription Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

                  8 Survival. All representations, warranties and covenants contained in this Subscription Agreement shall survive the acceptance of the subscription and the issuance of the Securities.

                  9. Number of Shares. Subject to acceptance by Aura, the undersigned hereby irrevocably subscribes for Shares in accordance with the terms and conditions of this Subscription Agreement, as follows:

                150,000 Shares at $2.00 per Share for an aggregate subscription price of $300,000.

         One Hundred Percent (100%) of the subscription price must accompany this Subscription Agreement.

                  10. Items to be Delivered by Subscriber. The following items must be delivered herewith:

                  A.       Completed and executed Subscription Agreement.

          B. Completed and executed Escrow Agreement.

          C. Check payable to "Guzik & Associates. - Escrow Account" or wire transfer to the Escrow Account designated in Paragraph 1 of this Agreement.

SECURITIES ARE TO BE REGISTERED AS FOLLOWS: (check one)


[ ]      INDIVIDUAL OWNERSHIP                        [ ]      TRUST
         (One signature required                     (Authorized Trustee(s)
         below)                                                       must sign)

[ ]      TENANTS IN COMMON                  [ ]      COMMUNITY PROPERTY
         (All tenants must                           (Both spouses must
         sign below)                                          sign below)

[ ]      JOINT TENANTS WITH RIGHT           [ ]      PARTNERSHIP
         OF SURVIVORSHIP                             (Authorized Partner(s)
         (All tenants must                                    sign)
         sign below)

[X]      CORPORATION OR OTHER ENTITY
         (Authorized officer(s) or
         agent(s) must sign)

AURA SYSTEMS, INC.
a Delaware corporation
SIGNATURE PAGE

FOR PARTNERSHIPS, CORPORATIONS AND OTHER ENTITIES

THE ISOSCELES FUND LIMITED
Name of partnership, corporation or other entity
(please print or type)

By___________________________________________________
Signature of general partner, authorized officer or authorized agent

         Principal Office  Bahamas Financial Centre
         Address:          3rd Floor, Shirley & Charlotte Streets
                                    Nassau, Bahamas
         Attention:                 Mr Andrew Dipkin
                                    Tel: (242) 356 5928
                                    Fax: (242) 356 0221
SUBSCRIPTION AMOUNT: 150,000 Shares at $2.00 per Share for an aggregate subscription price of $300,000

                    Executed  at  Nassau,  Bahamas  this 16 day of  March,  2000
               **********************************************************

     The foregoing subscription for 150,000 Shares is accepted this _ day of March, 2000.

                                  Aura Systems, Inc.


                                  By_______________________________
                           Signature of  authorized officer